UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

The Habit Restaurants, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of The Habit Restaurants, Inc. (“Habit” or the “Company”) by YUM! Brands, Inc., a North Carolina corporation (“Parent”), and YEB Newco Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated January 5, 2020, by and among the Company, Parent and Merger Sub:

(i)	Acknowledgment of Updated Information

The item above was first used or made available on January 23, 2020.

ACKNOWLEDGMENT OF UPDATED INFORMATION

(Effective: January 8, 2020)

On January 5, 2020, The Habit Restaurants, Inc., a Delaware corporation (“Habit”; Habit is the indirect parent corporation of HBG Franchise, LLC), entered into an Agreement and Plan of Merger with YUM! Brands, Inc., a North Carolina corporation (“Parent”), and Parent’s wholly-owned subsidiary, YEB Newco Inc., a Delaware corporation (“Merger Sub”), providing for the merger of Merger Sub with and into Habit (the “Merger”), with Habit surviving the Merger as a wholly-owned subsidiary of Parent. The Merger is expected to close by the end of the second calendar quarter of 2020 (the “Closing”).

Certain information described in the Franchise Disclosure Document (the “FDD”) you received may change after the Closing. We will update the FDD if any such changes occur. If you are offered a franchise before the Closing, you should be aware that Parent may change aspects of our business and the franchise system following the Closing. While we cannot predict what changes may take place, in other situations involving changes in ownership of franchisors, it is not unusual to see changes in the management of the franchisor (Item 2 of the FDD), changes in discretionary fees and investment costs (Item 6 of the FDD), changes in sources of supply (Item 8 of the FDD), changes in the description of any affiliate operations that sell goods or services similar to those offered by franchisees (Items 1 and 12 of the FDD), changes in financial statements (Item 21 of the FDD), and changes in strategic direction of the franchise system (which may or may not be reflected in the FDD). Other changes may take place as well.

Enclosed for your reference is the news release that was distributed to the public on January 6, 2020 regarding the Merger.

Acknowledged:

Signed	Dated: , 2020

Print Name:

Please date, sign and return to:

HBG Franchise, LLC

17320 Red Hill Ave., Suite 140

Irvine, CA 92614

Attn: John Phillips, Chief Global Business Partnership Officer

Additional Information and Where to Find It

In connection with its proposed merger, The Habit Restaurants, Inc. (the “Company”) expects to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Company stockholders for their consideration.

Stockholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in the Company’s filings with the SEC, such as its Quarterly

Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking  statements speak only as of the date on which they are made. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.